OPPENHEIMER TRINITY CORE FUND
                      Supplement dated March 1, 2001 to the
                        Prospectus dated January 22, 2001

The Prospectus is changed as follows:

1.  The Prospectus supplement dated January 22, 2001 is withdrawn.

2. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 15:

    Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

3. The Prospectus is changed by adding the following after "How Can You Reduce Class A Sales Charges?" on page 19:

    Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

4. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 20:

    Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.



March 1, 2001                                                 PS0211.007

Oppenheimer Trinity Core FundSM
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional  Information  dated  January 22, 2001,  revised March 1,
2001

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 22, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 3
    Investment Restrictions............................................ 6
How the Fund is Managed ............................................... 8
    Organization and History........................................... 8
    Trustees and Officers.............................................. 9
    The Manager........................................................ 14
    The Sub-Advisor.................................................... 15
Brokerage Policies of the Fund......................................... 16
Distribution and Service Plans......................................... 18
Performance of the Fund................................................ 22

About Your Account
How To Buy Shares...................................................... 26
How To Sell Shares..................................................... 34
How To Exchange Shares................................................. 39
Dividends, Capital Gains and Taxes..................................... 41
Additional Information About the Fund.................................. 43

Financial Information About the Fund
Independent Auditors' Report........................................... 44
Financial Statements................................................... 45

Appendix A: Economic Sectors and Industry Groups....................... A-1
Appendix B: Special Sales Charge Arrangements and Waivers.............. B-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund can purchase. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, Trinity Investment Management Corporation, can use in selecting portfolio securities may vary over time. The Fund is not required to use the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. Nonetheless, when selecting the Fund's portfolio investments, the Fund's the Sub-Advisor, who is retained by the Manager, OppenheimerFunds, Inc., typically adheres to the following disciplined, systematic approach, which is more fully described in the Prospectus.

      Each day the New York Stock Exchange is open for trading, the Sub-Advisor ranks nearly all of the stocks comprising the Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") according to their relative valuations. The Sub-Advisor determines these rankings by dividing the S&P 500 Index into 11 broad economic sectors (Appendix A) and using specially selected valuation models.

      After identifying the most undervalued and most overvalued stocks in the S&P 500 Index, the Sub-Advisor generally selects the most undervalued stocks for the Fund's portfolio. In order to diversify the Fund's portfolio investments and attempt to reduce overall portfolio risk, the Sub-Advisor seeks to align the Fund's portfolio investments with the sector weights of the index 34 industry groups (See Appendix A).

      In selecting stocks for the Fund's portfolio, the portfolio management team, whose members are employed by the Sub-Advisor, primarily uses value-oriented investment analyses. In using these approaches, the portfolio management team looks for stocks that appear to be temporarily undervalued, by various measures. The portfolio management team seeks stocks having prices that are relatively low in relation to what the team considers to be their real worth or future prospects, with the expectation that the Fund will realize appreciation in the value of its holdings.


     Some of the measures used to identify undervalued stocks include, among others:

     |_| Dividend Discount, which calculates the present value of the projected stream of future dividends. Stocks that sell at discounts to present value are favored.

|_| Earnings Momentum, which is based on the percentage change in trailing four-quarter earnings per share over the last three months.

|_| Cashflow Plowback, which seeks high cashflow relative to capital structure and low price/cashflow ratio. The plowback feature is based on net cashflow (cashflow minus dividends) retained by a company each year and available for reinvestment or plowback into the business, providing a basis for future growth.

         |_| Price/earnings Ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
         |_| Price/book value Ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
         |_| Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.

      There is no assurance the Fund's stock selection strategy will result in the Fund achieving its objective of long-term capital growth. Nor can there be any assurance that the Fund's diversification strategy will actually reduce the volatility of an investment in the Fund.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund trades its portfolio securities during prior fiscal years. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would be 100% or more. The Fund's portfolio turnover rate will fluctuate from year to year. The Fund may have a portfolio turnover rate of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies

      |X| Temporary Defensive Investments. For temporary defensive purposes, the Fund can invest in repurchase agreements and a variety of "money market securities." Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The following is a brief description of the repurchase agreements and the types of money market securities the Fund may invest in.

            |_| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's fundamental policy limits on holding illiquid investments. The Fund cannot enter into a repurchase agreement that causes more than 10% of its total assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value.

            |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Treasury or other U.S. government agencies or corporate entities referred to as "instrumentalities" of the U.S. government. The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such agency or instrumentality is minimal.

     |_| Bank Obligations. The Fund may buy time deposits, certificates of deposit and bankers' acceptances. They must be :

o obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least $1 billion,

o banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

      The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, unless the time deposit matures in seven days or less. "Banks" include commercial banks, savings banks and savings and loan associations.

            |_| Commercial Paper. The Fund may invest in commercial paper, if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund may buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 10% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

      As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid or restricted securities, including repurchase agreements having a maturity beyond seven days, portfolio securities for which market quotations are not readily available and time deposits that mature in more than 2 days. Certain restricted securities that are eligible for resale to qualified institutional purchasers, as described below, may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      The Fund has limitations that apply to purchases of restricted securities, as stated above. Those percentage restrictions may not apply to purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_|67% or  more  of the  shares  present  or  represented  by  proxy  at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's principal investment policies are described in the Prospectus.

     |X| Does the Fund Have Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      |_| The Fund cannot invest in companies for the purpose of acquiring control or management of them.

      |_| The Fund cannot lend money. However, it can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may also lend its portfolio securities and enter into repurchase agreements.

      |_| The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.

      |_| The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot invest in physical commodities or commodity contracts. This does not prohibit the Fund from purchasing or selling options and futures or from buying or selling hedging instruments as permitted by any of its other investment policies.

      |_| The Fund cannot borrow money except from banks in amounts not in excess of 5% of its assets as a temporary measure to meet redemptions.

      |_| The Fund cannot pledge, mortgage or hypothecate any of its assets. However, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other policies.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an on-going basis, it applies only at the time the Fund makes an investment with the exception of the borrowing policy. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     |X| Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

      The Fund has additional operating policies that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

      |_| The Fund can invest all of its assets in the securities of a single open-end management investment company for which the Manager, one of its subsidiaries or a successor is the investment advisor or sub-advisor. That fund must have substantially the same fundamental investment objective, policies and limitations as the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. That is not a fundamental policy.

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1999.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and Sub-Advisor. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,

o may have separate voting rights on matters in which interests of one class are different from interests of another class, and

o    votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.
      |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are trustees or directors of the following New York-based Oppenheimer funds:1

Oppenheimer     International     Small
Oppenheimer California Municipal Fund     Company Fund
Oppenheimer  Capital   Appreciation  Fund  Oppenheimer  Large  Cap  Growth  Fund
Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Fund Oppenheimer Multiple Strategies Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Emerging Growth Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Emerging Technologies Fund Oppenheimer Municipal Bond Fund Oppenheimer Enterprise Fund Oppenheimer New York Municipal Fund Oppenheimer Europe Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Fund Oppenheimer U.S. Government Trust Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund

     Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 75.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).

Bridget A. Macaskill*, President and Trustee; Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).

Robert G. Galli, Trustee, Age: 67.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice
President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 62.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age: 77.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 71.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 73.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 70.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a Washington,  D.C. law firm). Other directorships:
Allied Zurich Pl.c; ConAgra, Inc.; FMC Corporation; Farmers Group Inc.; Oppenheimer Funds; Texas Instruments Incorporated; Weyerhaeuser Co. and Zurich Allied AG.

Andrew J. Donohue, Secretary; Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted,  Treasurer and Principal Financial and Accounting Officer, Age:
41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000);
Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

--------------------------------------------------------------------------------
                                                                   Total
                                              Retirement       Compensation
                                               Benefits          from all
                             Aggregate      Accrued as Part   New York based
Trustee's Name              Compensation        of Fund         Oppenheimer
and Other Positions          from Fund         Expenses      Funds (29 Funds)2
--------------------------------------------------------------------------------
Leon Levy                       $21               $0             $166,700
Chairman
--------------------------------------------------------------------------------
Donald W. Spiro                  $5               $0              $10,250
Vice Chairman
--------------------------------------------------------------------------------
Robert G. Galli 3               $10               $0             $177,715
Study Committee Member
--------------------------------------------------------------------------------
Phillip Griffiths 4              $4               $0              $5,125
Trustee
--------------------------------------------------------------------------------
Benjamin Lipstein
Study Committee Chairman,       $17               $0             $144,100
Audit Committee Member
--------------------------------------------------------------------------------
Elizabeth B. Moynihan           $12               $0             $101,500
Study Committee Member
--------------------------------------------------------------------------------
Kenneth A. Randall              $11               $0              $93,100
Audit Committee Member
--------------------------------------------------------------------------------
Edward V. Regan
Proxy Committee
Chairman, Audit                 $11               $0              $92,100
Committee Member
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.         $8               $0              $68,900
Proxy Committee Member
--------------------------------------------------------------------------------
Clayton K. Yeutter 5             $7               $0              $51,675
Proxy Committee Member
--------------------------------------------------------------------------------
1. Aggregate compensation includes fees deferred compensation, if any, and retirement plan benefits occurred for a trustee. Effective January 1, 2000, Pauline Trigere resigned as a Trustee of the Fund.
2. For the 1999 calendar year.

3. Calendar year 1999 figures include compensation from the Oppenheimer New York, Quest and Rochester funds.

4. Includes $4 deferred under Deferred Compensation Plan described below.
5. Includes $1 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of December 21, 2000, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C, Class N and Class Y shares were: (1) OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 S. Tucson Way, Englewood, Colorado 80112-3924, which owned 210,000.000 Class A shares (representing approximately 31.92% of the Class A shares then-outstanding); (2) Stuart-Dean Co. Inc., 401K Savings & PR SH PL, Attn. John Bandelt, 366 10th Ave., New York, New York 10001-1413, which owned 41,895.454 Class A shares (representing approximately 6.36% of the Class A shares then-utstanding); (3) RPSS TR IRA, FBO Julie M. Schauer, 2820 Pamela Ct., Minden, Nevada 89423-9213 who owned 37,371.503 Class B shares (representing approximately 20.13% of the Class B shares then-outstanding); (4) MLPF&S for the sole benefit of its customers, ATTN FUND ADMN/#, 4800 Deer Lake Dr. E FL 3, Jacksonville, Florida 32246-6484 which owned 29,970.000 Class C shares (representing approximately 29.90% of the Class C shares then-outstanding); (5) First Trust Corp TR IRA, FBO Jean F. Ellis, #609821-0001, PO Box 173301, Denver, Colorado 80217-3301 which owned 14,327.438 Class C shares (representing approximately 9.99% of the Class C shares then-outstanding) and (6) New York Yacht Club Pension Plan, 6801 S. Tucson Way, Englewood, Colorado 80112-3924 which owned 27,459.306 Class Y shares (representing approximately 99.63% of the Class Y shares then-outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
      |_| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The members of the portfolio management team of the Fund are employed by the Sub-Advisor and are the persons principally responsible for the day-to-day management of the Fund's portfolio, as described below.

    The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

          ---------------------------------------------------------
                                        Management Fees Paid to
              Fiscal Year Ended:        OppenheimerFunds, Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
                   7/31/001                     $31,905
          ---------------------------------------------------------
      1. For the period from 9/1/99 (commencement of operations).

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Trinity" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Trinity" as part of its name.

The Sub-Advisor. The Sub-Advisor is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Sub-Advisor are affiliates.

      |_| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio management team of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory Agreement is paid by the Manager, not by the Fund. The fee declines on additional assets as the Fund grows: 0.25% of the first $150 million of average annual net assets of the Fund, 0.17% of the next $350 million, and 0.14% of average annual net assets in excess of $500 million.

      The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that, in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. Among other things, "best execution" means prompt and reliable execution at the most favorable price obtainable.

      The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

    The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Brokerage Practices Followed by the Manager. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio management team. In certain instances, the team may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolio of the Fund and other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      ---------------------------------------------------------------------
         Period Ended 7/31:      Total Brokerage Commissions Paid by the
                                                  Fund2
      ---------------------------------------------------------------------
      ---------------------------------------------------------------------
               20001                            $11,7673
      ---------------------------------------------------------------------
      1. For the period from 9/1/99 (commencement of operations).
      2. Amounts do not include spreads or concessions on principal transactions on a net trade basis. 3. In the period ended 7/31/00, the amount of transactions directed to brokers for research services was $426,039 and the amount of the commissions paid to broker-dealers for those services was $596.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C, Class N and Class Y shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. Class N shares were not publicly offered during the period shown below.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------
 Period     Aggregate       Class A     Concessions   Concessions   Concessions
                            Front-
            Front-End      End Sales    on Class A    on Class B     on Class C
          Sales Charges     Charges       Shares        Shares         Shares
  Ended     on Class A    Retained by   Advanced by   Advanced by   Advanced by
  7/31:       Shares     Distributor*   Distributor   Distributor   Distributor
--------------------------------------------------------------------------------
  2000       $34,708        $11,659       $11,312       $33,629        $7,704
--------------------------------------------------------------------------------
*Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

-------------------------------------------------------------------------------
  Period          Class A               Class B                Class C
            Contingent Deferred   Contingent Deferred    Contingent Deferred
               Sales Charges         Sales Charges              Sales
  Ended          Retained              Retained          Charges Retained by
   7/31       by Distributor        by Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   2000             $0                   $456                   $148
-------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. The shareholder vote for the Service Plan for Class A shares and the Distribution and Service Plans for Class B and Class C shares was cast by the Manager as the sole initial holder of Class A, Class B and Class C shares of the Fund.

      Under the plans, the Manager and the Distributor may make payments to affiliates, in their sole discretion, from time to time, and may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform, at no cost to the Fund to make those payments. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended July 31, 2000, payments made under the Class A Plan totaled $4,334 all of which was paid by the Distributor to recipients that included $706 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |_| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide in return for service fees are similar to the services provided under the Class A service plan, described above.

      The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B and Class C shares, i.e. shareholder without the services of a broker directly invests in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B and Class C shares.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 ------------------------------------------------------------------------------
    Distribution Fees Paid to the Distributor in the Period Ended 7/31/00*
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class:               Total        Amount      Distributor's   Distributor's
                                                 Aggregate      Unreimbursed
                                               Unreimbursed    Expenses as %
                    Payments     Retained by     Expenses      of Net Assets
                   Under Plan    Distributor    Under Plan        of Class
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Plan        $3,507        $3,265         $37,105          3.20%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Plan        $2,923        $2,632         $11,972          1.21%
 ------------------------------------------------------------------------------
*Class N shares were not offered for sale during the Fund's fiscal year ended 7/31/00.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
      |_|Total returns measure the performance of a hypothetical  account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|An  investment  in the Fund is not  insured  by the  FDIC or any  other government agency.
|_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
|_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
|_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
|_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


      1/n
(ERV)
-----     -1 = Average Annual Total Return
( P )


            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 07/31/001
-------------------------------------------------------------------------------
Class of  Cumulative                    Average Annual Total Returns
          Total    Returns
 Shares   (10   Years   or
          Life of Class)
-------------------------------------------------------------------------------
                                 1-Year        5-Year (or life    10 Year (or
                                                  of class)      life of class)
-------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
Class A   -2.75%*  3.18%*     N/A      N/A      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
Class B   -2.69%*  2.31%*     N/A      N/A      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
Class C   1.40%*   2.40%*     N/A      N/A      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
Class Y   3.26%*   3.26%*     N/A      N/A      N/A      N/A      N/A     N/A
-------------------------------------------------------------------------------
*Inception date of Class A, Class B, Class C and Class Y: 09/01/99.
1. Class N shares were not offered for sale during the periods shown.

Because the Fund will be managed in a substantially similar manner as private accounts managed by the Sub-Advisor, the chart below shows the composite total returns for all the accounts managed by the Sub-Advisor using the SectorPlex CoreSM approach as of the most recent quarter end. It is important to note that the following performance information does not represent the historical performance of the Fund and should not be interpreted as indicative of the Fund's future performance. The composite performance data has been prepared in accordance with the performance presentation standards of the Association for Investment Management and Research.

-------------------------------------------------------------------------------
     Composite Total Returns for the Periods Ended 7/31/001 (Based on Past
                                  Performance
     of Similar Accounts Managed with SectorPlex CoreSM Model) (Reflecting
            Deduction of Fees, Expenses and Applicable Sales Loads)

-------------------------------------------------------------------------------
 Class of   Cumulative Total             Average Annual Total Returns
  Shares         Returns
             (Life of Class)
-------------------------------------------------------------------------------
                                   1-Year          5-Years       Life of Class
-------------------------------------------------------------------------------
           After     Without   After  Without  After   Without After    Without
           Sales     Sales     Sales  Sales    Sales   Sales   Sales    Sales
           Charge    Charge    Charge Charge   Charge  Charge  Charge   Charge
-------------------------------------------------------------------------------
Class A    199.73%*  218.02%*  -4.14% 1.71%    17.03%  18.43%  17.43%*  18.45%*
-------------------------------------------------------------------------------
Class B    202.06%*  202.06%*  -3.44% 1.56%    17.37%  17.58%  17.56%*  17.56%*
-------------------------------------------------------------------------------
Class C    199.89%*  199.89%*  -0.17% 0.83%    17.41%  17.41%  17.44%*  17.44%*
-------------------------------------------------------------------------------
Class Y    220.60%*  220.60%*  1.83%  1.83%    18.57%  18.57%  18.59%*  18.59%*
-------------------------------------------------------------------------------
*Inception of Composite:  9/30/93.
1. Class N shares were not offered for sale during the periods shown.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. Lipper currently ranks the Fund's performance against all other growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar  rates  and  ranks  mutual  funds  in broad  investment  categories:
domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o information  about the
performance of certain securities or commodities markets or segments of those markets,

o information about the performance of the economies of particular countries or regions,

o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

o    the   availability  of  different  types  of  securities  or  offerings  of securities,

o information relating to the gross national or gross domestic product of the United States or other countries or regions,

o    comparisons   of  various   market   sectors  or  indices  to   demonstrate
     performance, risk, or other characteristics of the Fund.


ABOUT YOUR ACCOUNT

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |_| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A, Class B and Class N shares you purchase for your individual accounts
          (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |_| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                   Oppenheimer  Main Street Growth & Income
                                         Fund
Oppenheimer  California  Municipal Fund Oppenheimer Main Street Opportunity Fund
Oppenheimer  Capital  Appreciation  Fund  Oppenheimer Main Street Small Cap Fund
Oppenheimer  Capital  Preservation  Fund  Oppenheimer  MidCap  Fund  Oppenheimer
Capital Income Fund Oppenheimer  Multiple  Strategies Fund Oppenheimer  Champion
Income Fund Oppenheimer Municipal Bond Fund Oppenheimer  Convertible  Securities
Fund  Oppenheimer New York Municipal Fund  Oppenheimer  Developing  Markets Fund
Oppenheimer New Jersey  Municipal Fund Oppenheimer  Disciplined  Allocation Fund
Oppenheimer  Pennsylvania  Municipal  Fund  Oppenheimer  Disciplined  Value Fund
Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund               Inc.
                                        ppenheimer  Quest  Global  Value  Fund,
Oppenheimer Emerging Growth Fund         Inc.
Oppenheimer Emerging  Technologies Fund Oppenheimer Quest Opportunity Value Fund
Oppenheimer  Enterprise Fund Oppenheimer Quest Small Cap Fund Oppenheimer Europe
Fund  Oppenheimer  Quest Value Fund,  Inc.  Oppenheimer  Florida  Municipal Fund
Oppenheimer Real Asset Fund Oppenheimer  Global Fund Oppenheimer Select Managers
Oppenheimer  Global Growth & Income Fund  Oppenheimer  Senior Floating Rate Fund
Oppenheimer  Gold & Special  Minerals  Fund  Oppenheimer  Strategic  Income Fund
Oppenheimer  Growth Fund  Oppenheimer  Total Return Fund, Inc.  Oppenheimer High
Yield Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund
Oppenheimer Trinity Growth Fund Oppenheimer  International Bond Fund Oppenheimer
Trinity  Value Fund  Oppenheimer  International  Growth  Fund  Oppenheimer  U.S.
Government Trust Oppenheimer  International  Small Company Fund Limited-Term New
York Municipal Fund Oppenheimer  Large Cap Growth Fund Rochester Fund Municipals
Oppenheimer Limited Term Government Fund

and the following money market funds:

Centennial America Fund, L. P.           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust              Oppenheimer Cash Reserves
Centennial Money Market Trust            Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally, the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |_| Class B Conversion. Under current interpretation of applicable federal tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws, or the IRS interpretation of those laws, should change, the automatic conversion feature may be suspended. In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for a longer period of time.

      |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on these days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

     |_| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

     |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
      |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of
            Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.
      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Sub-Advisor, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust,
     Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of Class A, Class B, Class C, Class N and Class Y shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP is the independent auditor of the Fund. The firm audits the Fund's financial statements and performs other related audit services. KPMG LLP also acts as auditor for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of Oppenheimer Trinity Core Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Trinity Core Fund as of July 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Core Fund as of July 31, 2000, and the results of its operations, the changes in its net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

KPMG LLP

Denver, Colorado
August  21, 2000


-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           July 31, 2000

                                                                                                           MARKET VALUE
                                                                                              SHARES       SEE NOTE 1
=======================================================================================================================
COMMON STOCKS - 94.6%
-----------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.7%
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.1%
-----------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                              1,900        $    54,625
-----------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                                            800             32,550
                                                                                                           ------------
                                                                                                                87,175
-----------------------------------------------------------------------------------------------------------------------
METALS - 0.6%
-----------------------------------------------------------------------------------------------------------------------
Inco Ltd.                                                           (1)                         600              8,812
-----------------------------------------------------------------------------------------------------------------------
Nucor Corp.                                                                                     600             22,650
-----------------------------------------------------------------------------------------------------------------------
Phelps Dodge Corp.                                                                              400             16,275
                                                                                                           ------------
                                                                                                                47,737
-----------------------------------------------------------------------------------------------------------------------
PAPER - 1.0%
-----------------------------------------------------------------------------------------------------------------------
Georgia Pacific Corp.                                                                         1,300             32,256
-----------------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                                  500             13,719
-----------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                                800             36,550
                                                                                                           ------------
                                                                                                                82,525
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 7.6%
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
-----------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                       400             17,975
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 4.0%
-----------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                          6,200            318,912
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 3.4%
-----------------------------------------------------------------------------------------------------------------------
Bemis Co., Inc.                                                                                 500             17,187
-----------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                     700             26,994
-----------------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                                     700             32,069
-----------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                                   900             30,262
-----------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                              700             27,475
-----------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                       1,800             96,300
-----------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                       700             40,862
                                                                                                           ------------
                                                                                                               271,149
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 5.2%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 3.8%
-----------------------------------------------------------------------------------------------------------------------
Andrew Corp.                                                        (1)                         300              8,456
-----------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                    4,600            142,312
-----------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.                            (1)                       1,383             64,915
-----------------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                                        200              7,125
-----------------------------------------------------------------------------------------------------------------------
Verizon Communications                                                                          400             18,800
-----------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                      (1)                       1,700             66,406
                                                                                                           ------------
                                                                                                               308,014
-----------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.4%
-----------------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                                 700             27,869
-----------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                      1,900             80,869
                                                                                                           ------------
                                                                                                               108,738

9  Oppenheimer Trinity Core Fund


-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                           MARKET VALUE
                                                                                              SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 8.3%
-----------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.3%
-----------------------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                                                1,100        $    51,219
-----------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                                    1,200             23,925
-----------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc.                                                                          400             20,775
-----------------------------------------------------------------------------------------------------------------------
Visteon Corp.                                                       (1)                         844             11,816
                                                                                                           ------------
                                                                                                               107,735
-----------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.4%
-----------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                           700             31,412
-----------------------------------------------------------------------------------------------------------------------
MEDIA - 2.1%
-----------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                                                           600             39,562
-----------------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                                             600             31,275
-----------------------------------------------------------------------------------------------------------------------
New York Times Co., Cl. A                                                                       900             37,069
-----------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                               800             61,350
                                                                                                           ------------
                                                                                                               169,256
-----------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.6%
-----------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                         2,400            131,850
-----------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.7%
-----------------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                              2,800            144,900
-----------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                                             1,100             46,406
-----------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                          1,400             29,137
                                                                                                           ------------
                                                                                                               220,443
-----------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL & HOME FURNISHINGS - 0.2%
-----------------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                             500             19,500
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.2%
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES - 2.2%
-----------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                     1,100             88,550
-----------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The)                                                                           1,500             91,969
                                                                                                           ------------
                                                                                                               180,519
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.0%
-----------------------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                                                                             3,500            135,406
-----------------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                                800             25,200
                                                                                                           ------------
                                                                                                               160,606
-----------------------------------------------------------------------------------------------------------------------
FOOD - 1.2%
-----------------------------------------------------------------------------------------------------------------------
Kellogg Co.                                                                                   1,900             49,281
-----------------------------------------------------------------------------------------------------------------------
Sysco Corp.                                                                                   1,200             47,250
                                                                                                           ------------
                                                                                                                96,531
-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.1%
-----------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                                       200              7,887
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.7%
-----------------------------------------------------------------------------------------------------------------------
Gillette Co.                                                                                  2,800             81,725
-----------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                          1,000             57,437
                                                                                                           ------------
                                                                                                               139,162
-----------------------------------------------------------------------------------------------------------------------
ENERGY - 5.2%
-----------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 0.2%
-----------------------------------------------------------------------------------------------------------------------
Coastal Corp.                                                                                   300             17,325

10  Oppenheimer Trinity Core Fund


-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                           MARKET VALUE
                                                                                              SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
Oil:  Domestic - 4.0%
-----------------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                                    400        $    19,900
-----------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                                      700             22,837
-----------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                   600             47,400
-----------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                             2,100            168,000
-----------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                    1,100             22,275
-----------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                    600             29,662
-----------------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                                              400              9,725
                                                                                                           ------------
                                                                                                               319,799
-----------------------------------------------------------------------------------------------------------------------
OIL:  INTERNATIONAL - 1.0%
-----------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                          1,400             81,550
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL - 13.2%
-----------------------------------------------------------------------------------------------------------------------
BANKS - 6.3%
-----------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                         2,300            108,962
-----------------------------------------------------------------------------------------------------------------------
BB&T Corp.                                                                                    2,100             52,369
-----------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                         1,800             89,437
-----------------------------------------------------------------------------------------------------------------------
Firstar Corp.                                                                                 3,500             69,125
-----------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                                         600             80,100
-----------------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                            700             52,412
-----------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                                          1,200             57,450
                                                                                                           ------------
                                                                                                               509,855
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.6%
-----------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                          1,800            102,037
-----------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                               1,800            127,013
-----------------------------------------------------------------------------------------------------------------------
Fannie Mae                                                                                    1,200             59,850
                                                                                                           ------------
                                                                                                               288,900
-----------------------------------------------------------------------------------------------------------------------
INSURANCE - 3.3%
-----------------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                                     900             46,744
-----------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                            1,500            131,531
-----------------------------------------------------------------------------------------------------------------------
Cincinnati Financial Corp.                                                                      700             26,425
-----------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                     500             61,000
                                                                                                           ------------
                                                                                                               265,700
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 9.6%
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 8.9%
-----------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                                  2,200            116,738
-----------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                      2,600            129,025
-----------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                               200             18,613
-----------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                             2,000            143,375
-----------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                  3,875            167,109
-----------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                               1,900            104,025
-----------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                        500             40,906
                                                                                                           ------------
                                                                                                               719,791
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.7%
-----------------------------------------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                                                       1,100             27,775
-----------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                                 600             30,638
                                                                                                           ------------
                                                                                                                58,413

11  Oppenheimer Trinity Core Fund



-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                           MARKET VALUE
                                                                                              SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 31.3%
-----------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 6.2%
-----------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                                          (1)                          38        $     1,549
-----------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc.                                                (1)                         800             40,650
-----------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                                 (1)                         400             17,575
-----------------------------------------------------------------------------------------------------------------------
EMC Corp.                                                           (1)                         400             34,050
-----------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                             100             10,919
-----------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                         1,700            191,144
-----------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                                              (1)                       1,900            200,331
                                                                                                           ------------
                                                                                                               496,218
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.4%
-----------------------------------------------------------------------------------------------------------------------
America Online, Inc.                                                (1)                       2,800            149,275
-----------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                 1,800             77,400
-----------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     (1)                       2,200            153,588
-----------------------------------------------------------------------------------------------------------------------
Oracle Corp.                                                        (1)                       2,800            210,525
-----------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc.                                                (1)                         600             87,000
                                                                                                           ------------
                                                                                                               677,788
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.6%
-----------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                 (1)                       5,400            353,363
-----------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                                       700             30,625
-----------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                                           900             66,938
                                                                                                           ------------
                                                                                                               450,926
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 10.3%
-----------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                        (1)                         600             43,163
-----------------------------------------------------------------------------------------------------------------------
Altera Corp.                                                        (1)                         600             58,913
-----------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                (1)                         900             60,188
-----------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                                             (1)                       1,300             98,638
-----------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                   5,200            347,100
-----------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.                                             (1)                       1,200             97,800
-----------------------------------------------------------------------------------------------------------------------
Solectron Corp.                                                     (1)                         200              8,063
-----------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                                      (1)                         800             50,700
-----------------------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                                         800             46,950
-----------------------------------------------------------------------------------------------------------------------
Xilinx, Inc.                                                        (1)                         300             22,519
                                                                                                           ------------
                                                                                                               834,034
-----------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY - 0.8%
-----------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                                                             1,200             65,850
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
-----------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.5%
-----------------------------------------------------------------------------------------------------------------------
AMR Corp.                                                           (1)                       1,100             36,369
-----------------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.1%
-----------------------------------------------------------------------------------------------------------------------
CSX Corp.                                                                                       400              9,925
-----------------------------------------------------------------------------------------------------------------------
UTILITIES - 3.7%
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.2%
-----------------------------------------------------------------------------------------------------------------------
AES Corp. (The)                                                     (1)                         600             32,063
-----------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                            800             26,800
-----------------------------------------------------------------------------------------------------------------------
TXU Corp.                                                                                     1,200             37,500
                                                                                                           ------------
                                                                                                                96,363

12  Oppenheimer Trinity Core Fund


-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                           MARKET VALUE
                                                                                           SHARES          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.5%
-----------------------------------------------------------------------------------------------------------------------
El Paso Energy Corp.                                                                            600        $    29,025
-----------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                                   1,100             80,988
-----------------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                                 1,228             23,025
-----------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                                     1,600             66,800
                                                                                                           ------------
                                                                                                               199,838
                                                                                                           ------------
Total Common Stocks (Cost $7,355,429)                                                                        7,635,770

                                                                                          PRINCIPAL
                                                                                          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 3.6%
-----------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,  Inc.,
6.53%, dated 7/31/00,to be repurchased at $289,052 on
8/1/00, collateralized  by U.S. Treasury Nts.,4.25%-7.875%,
8/31/00-8/15/09, with a value of $211,122 and U.S. Treasury
Bonds, 5.25%-14%, 8/15/03-11/15/28,with a value of $84,330
(Cost $289,000)                                                                            $289,000            289,000

-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $7,644,429)                                                  98.2%         7,924,770
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                 1.8            143,329
                                                                                   -----------------       ------------

NET ASSETS                                                                                    100.0%       $ 8,068,099
                                                                                   =================       ============

1.  Non-income-producing security.

See accompanying Notes to Financial Statements.

13  Oppenheimer Trinity Core Fund



----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 July 31, 2000



----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $7,644,429) - see accompanying statement                                                   $7,924,770
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                          843
----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                          175,260
Shares of beneficial interest sold                                                                                         88,932
Interest                                                                                                                    4,670
Other                                                                                                                          29
                                                                                                                       -----------
Total assets                                                                                                            8,194,504

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payables and other liabilities:
Investments purchased                                                                                                     109,476
Shareholder reports                                                                                                         8,729
Distribution and service plan fees                                                                                          2,261
Transfer and shareholder servicing agent fees                                                                                 873
Trustees' compensation                                                                                                         71
Other                                                                                                                       4,995
                                                                                                                       -----------
Total liabilities                                                                                                         126,405

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                             $8,068,099
                                                                                                                       ===========

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                        $7,829,182
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                                  (41,424)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                                280,341
                                                                                                                       -----------
Net assets                                                                                                             $8,068,099
                                                                                                                       ===========


14  Oppenheimer Trinity Core Fund


----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 Continued



----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $5,917,775 and 574,797 shares of
beneficial interest outstanding)                                                                                           $10.30

Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                                                                   $10.93

----------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share  (based on net assets of  $1,160,036  and
113,551
shares of beneficial interest outstanding)                                                                                 $10.22

----------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $989,258 and 96,599
shares of beneficial interest outstanding)                                                                                 $10.24

----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value,  redemption  price and  offering  price per share (based on net assets of $1,030 and 100 shares
of beneficial interest outstanding)                                                                                        $10.30


See accompanying Notes to Financial Statements.

15  Oppenheimer Trinity Core Fund


----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                             For the Period from September 1, 1999
                                                                                    (commencement of operations) to July 31, 2000


----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                                $ 54,358
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                   11,775
                                                                                                                         ---------
Total income                                                                                                               66,133

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                            31,905
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                     4,334
Class B                                                                                                                     3,507
Class C                                                                                                                     2,923
----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                                     3,130
Class B                                                                                                                       350
Class C                                                                                                                       305
Class Y                                                                                                                         1
----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                        11,789
----------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                                3,652
----------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                                 2,122
----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                 2,029
----------------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                          1,691
----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                        106
----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                         200
                                                                                                                         ---------
Total expenses                                                                                                             68,044
Less expenses paid indirectly                                                                                              (2,029)
                                                                                                                         ---------
Net expenses                                                                                                               66,015

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                         118

----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                                                                          (41,424)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                                      280,341
                                                                                                                         ---------
Net realized and unrealized gain                                                                                          238,917

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $239,035
                                                                                                                         =========


See accompanying Notes to Financial Statements.

16  Oppenheimer Trinity Core Fund


----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    PERIOD ENDED
                                                                                                                    JULY 31, 2000(1)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                                  $      118
----------------------------------------------------------------------------------------------------------------------------------

Net realized loss                                                                                                         (41,424)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                                     280,341
                                                                                                                       -----------
Net increase in net assets resulting from operations                                                                      239,035

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS  Dividends from net investment income:
Class A                                                                                                                      (111)
Class B                                                                                                                        (6)
Class C                                                                                                                        --
Class Y                                                                                                                        (1)
----------------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                                                                    (4,165)
Class B                                                                                                                      (216)
Class C                                                                                                                        --
Class Y                                                                                                                        (2)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST  TRANSACTIONS  Net  increase in net assets  resulting  from beneficial interest transactions:
Class A                                                                                                                 5,635,003
Class B                                                                                                                 1,132,147
Class C                                                                                                                   963,415
Class Y                                                                                                                        --

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                                                          7,965,099
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                       103,000(2)
                                                                                                                       -----------
End of period                                                                                                          $8,068,099
                                                                                                                       ===========


1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.
2. Reflects the value of the Manager's initial seed money investment at August 18, 1999.

See accompanying Notes to Financial Statements.

17  Oppenheimer Trinity Core Fund



FINANCIAL HIGHLIGHTS
                                                          CLASS A             CLASS B              CLASS C               CLASS Y
                                                     -----------------    ----------------    -----------------   ------------------

                                                     PERIOD ENDED         PERIOD ENDED        PERIOD ENDED         PERIOD ENDED
                                                     JULY 31, 2000 (1)    JULY 31, 2000 (1)   JULY 31, 2000 (1)    JULY 31, 2000 (1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $10.00              $10.00               $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .02                (.02)                (.03)                  .05
Net realized and unrealized gain                             .30                 .25                  .27                   .28
                                                -----------------    ----------------    -----------------    ------------------
Total gain from investment operations                        .32                 .23                  .24                   .33

--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          -- (2)              -- (2)               --                    -- (2)
Dividends in excess of net investment income                (.02)               (.01)                  --                  (.03)
                                                -----------------    ----------------    -----------------    ------------------
Total dividends and/or distributions
to shareholders                                             (.02)               (.01)                  --                  (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.30              $10.22               $10.24                $10.30
                                                =================    ================    =================    ==================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                        3.18%               2.31%                2.40%                 3.26%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $5,918              $1,160                 $989                    $1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $3,959               $ 386                 $322                    $1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income (loss)                               0.14%              (0.73)%              (0.73)%                0.26%
Expenses                                                   1.46%               2.33%                2.33%                 1.34%
Expenses, net of indirect expenses                         1.41%               2.28%                2.28%                 1.29%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     195%                195%                 195%                  195%



1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18  Oppenheimer Trinity Core Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Trinity Core Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value.)

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

     Expiring
--------------
         2008      $41,424

TRUSTEES' COMPENSATION The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

19  Oppenheimer Trinity Core Fund

NOTES TO FINANCIAL STATEMENTS Continued

1.  SIGNIFICANT ACCOUNTING POLICIES Continued
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $4,383. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


20  Oppenheimer Trinity Core Fund

NOTES TO FINANCIAL STATEMENTS Continued

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                     PERIOD ENDED JULY 31, 2000(1)
                                             -------------------------------------
                                                     SHARES                AMOUNT
----------------------------------------------------------------------------------
CLASS A
Sold                                                609,011      $      6,086,888
Dividends and/or distributions reinvested                60                   591
Redeemed                                            (44,274)             (452,476)
                                             --------------      -----------------
Net increase                                        564,797      $      5,635,003
                                             ===============     =================

----------------------------------------------------------------------------------
CLASS B
Sold                                                144,748      $      1,443,834
Dividends and/or distributions reinvested                23                   221
Redeemed                                            (31,320)             (311,908)
                                             ---------------     -----------------
Net increase                                        113,451      $      1,132,147
                                             ===============     =================

----------------------------------------------------------------------------------
CLASS C
Sold                                                102,346      $      1,021,691
Dividends and/or distributions reinvested                --                    --
Redeemed                                             (5,847)              (58,276)
                                             ---------------     -----------------
Net increase                                         96,499      $        963,415
                                             ===============     =================

----------------------------------------------------------------------------------
CLASS Y
Sold                                                     --      $             --
Dividends and/or distributions reinvested                --                    --
Redeemed                                                 --                    --
                                             ---------------     -----------------
Net increase                                             --      $             --
                                             ===============     =================

1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.

3.  PURCHASES AND SALES OF SECURITIES
The aggregate  cost of purchases and proceeds  from sales of  securities,  other
than  short-term  obligations,   for  the  period  ended  July  31,  2000,  were
$16,578,030 and $9,160,086, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,644,429 was:


Gross unrealized appreciation             $ 540,086
Gross unrealized depreciation              (259,745)
                                          ----------
Net unrealized appreciation               $ 280,341
                                          ==========


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended July 31, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

21  Oppenheimer Trinity Core Fund

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
TRANSFER AGENT FEES OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

SUB-ADVISOR FEES The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the period ended July 31, 2000, the Manager paid $9,009 to the Sub-Advisor.

DISTRIBUTION AND SERVICE PLAN FEES Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


----------------- --------------------- ------------------ ----------------- ----------------- ----------------
                   AGGREGATE FRONT-END   CLASS A            COMMISSIONS ON    COMMISSIONS ON    COMMISSIONS ON
                   SALES CHARGES ON      FRONT-END SALES    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                   CLASS A SHARES        CHARGES RETAINED   ADVANCED BY       ADVANCED BY       ADVANCED BY
PERIOD ENDED                             BY DISTRIBUTOR     DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------ --------------------- ------------------ ----------------- ----------------- ----------------
July 31, 2000          $34,708              $11,659           $11,312           $33,629           $7,704
------------------ --------------------- ------------------ ----------------- ----------------- ----------------

1. THE DISTRIBUTOR ADVANCES COMMISSION PAYMENTS TO DEALERS FOR CERTAIN SALES OF CLASS A SHARES AND FOR SALES OF CLASS B AND CLASS C SHARES FROM ITS OWN RESOURCES AT THE TIME OF SALE.

------------------- ----------------------- ---------------------- -----------------------
                    CLASS A CONTINGENT      CLASS B CONTINGENT     CLASS C CONTINGENT
                    DEFERRED SALES          DEFERRED SALES         DEFERRED SALES
                    CHARGES RETAINED BY     CHARGES RETAINED BY    CHARGES RETAINED BY
PERIOD ENDED        DISTRIBUTOR             DISTRIBUTOR            DISTRIBUTOR
------------------- ----------------------- ---------------------- -----------------------
July 31, 2000              $--                     $--                    $--
------------------- ----------------------- ---------------------- -----------------------


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

CLASS A SERVICE PLAN FEES Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2000, payments under the Class A plan totaled $4,334 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

22  Oppenheimer Trinity Core Fund

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


----------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION  FEES PAID TO THE  DISTRIBUTOR FOR THE PERIOD ENDED JULY
31, 2000, WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S AGGREGATE      UNREIMBURSED EXPENSES
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        AS % OF NET ASSETS OF
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   CLASS
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS B PLAN               $3,507                $3,265                    $37,105                      3.20%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS C PLAN                2,923                  2,632                    11,972                     1.21
------------------- --------------------- ---------------------- ---------------------------- ------------------------

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the period ended July 31, 2000.

                                   Appendix A

                                  S&P 500 Index
                     11 Economic Sectors, 34 Industry Groups



            Basic Materials                     Miscellaneous
            Chemicals                           Miscellaneous
            Forest Products
            Metals

                                                Technology
                                                Computer Hardware
            Consumer Staples                    Computer Software
            Food/Bev/Tobacco                    Electronics
            Household Products
            Food & Drug Retail

                                                Consumer Cyclicals
                                                Retail/Merchandise
            Health Care                         Entertainment
            Drugs                               Building Materials
            Hospital/Hospital Supply            Lodging & Restaurant
                                                Publishing
                                                Consumer Durables
                                                Retail/Clothing
            Transportation
            Automotive
            Transportation
            Auto Parts                          Finance
                                                Consumer Finance
                                                Money Center Banks
                                                Insurance
            Capital Goods                       Regional Banks
            Electric Equipment
            Aerospace
            Machinery
                                                Utilities
                                                Telephones
                                                Electric Utilities
            Energy                              Gas & Water
            Integrated Oils
            Oil Products/Svcs

                                   Appendix B

               OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans5
(4) Group Retirement Plans6 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
           SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more.

- Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.

- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
   - Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
    - Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II.   Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates.
- Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-     Registered  management  investment  companies,  or  separate  accounts  of insurance companies having an agreement with the Manager or the Distributor for that purpose.
- Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
- Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
- Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
- Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
- "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
- Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
- Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
- Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
- A unit investment trust that has entered into an appropriate agreement with the Distributor.
- Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
- Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
- A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
- A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
   - Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
- Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
- Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
- Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
- Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
   - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
- Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
- For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.8
(5)        Under  a  Qualified  Domestic  Relations  Order,  as  defined  in the
           Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)   For loans to participants or beneficiaries.
(9)   Separation from service.9
(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
   - For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
   - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and
      Policies," in the applicable Prospectus.
- Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
- Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
- Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
- Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
- Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
- Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.11

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
     Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)   For loans to participants or beneficiaries.12
(9)   On account of the participant's separation from service.13
(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
      (14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      (15) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates.
- Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-     Shares issued in plans of reorganization to which the Fund is a party.

- Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.      Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

 Quest for Value U.S. Government Income Fund Quest for Value
New York Tax-Exempt Fund
 Quest for Value Investment Quality Income Fund  Quest    for
 Value National Tax-Exempt Fund
 Quest for Value Global Income Fund  Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
    - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
    - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

     - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                                         Initial       Sales
Number of            Initial Sales       Charge              Concession
Eligible Employees   Charge as a %       as a % of Net       as % of
or Members           of Offering Price   Amount Invested     Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer           2.50%               2.56%               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not 2.00%               2.04%               1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         - Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         - Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: - withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

- redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

- withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
      - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account
CMIA  LifeSpan  Capital   Appreciation Account
Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former Connecticut
           Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;

(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;

(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
-     the Manager and its affiliates,
- present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
- registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
- employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
- dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
- dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services..

Oppenheimer Trinity Core FundSM

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      Trinity Investment Management Corporation
      301 North Spring Street
      Bellefonte, Pennsylvania 16823

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019

[oppenheimerfunds logo]

PX0211.0301


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1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is not a Trustee of Oppenheimer Discovery Fund. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 5 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 6 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class N shares at net asset value but subject to the Class N contingent deferred sales charge.
7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
8 This provision does not apply to IRAs.
9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
11 This provision does not apply to IRAs.
12 This  provision does not apply to loans from 403(b)(7)  custodial  plans.
13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.